EAGLE POINT
INCOME COMPANY

MARCH 31, 2024
CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

NYSE: EIC

Important Information

This report is transmitted to the stockholders of Eagle Point Income Company Inc. (“we”, “us”, “our” or the “Company”). This report and the information and views included herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company or a solicitation of an offer to purchase any such securities, and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Income Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company, as described in the prospectus. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of March 31, 2024. Nothing herein shall be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provides legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisers regarding any potential investment. The information presented herein is as of the dates noted and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO collateral managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. The Company does not represent that such information is accurate or complete, and it should not be relied upon as such. This report does not purport to be complete and no obligation to update or revise any information herein is being assumed.

About Eagle Point Income Company Inc.

The Company is a publicly-traded, diversified, closed-end management investment company. The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation, by investing primarily in junior debt tranches of CLOs. In addition, the Company may invest up to 35% of its total assets (at the time of investment) in CLO equity securities. The Company is externally managed and advised by Eagle Point Income Management LLC.

The Company makes certain unaudited portfolio information available each month on its website in addition to making certain other unaudited financial information available on its website (www.eaglepointincome.com). This information includes (1) an estimated range of the Company’s net investment income (“NII”) and realized capital gains or losses per share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s net asset value (“NAV”) per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s NII and realized capital gains or losses per share for the applicable quarter, if available.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Financial Statements for the Three Months Ended

March 31, 2024 (Unaudited)

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Statement of Assets and Liabilities
As of March 31, 2024
(expressed in U.S. dollars)
(Unaudited)

ASSETS
Investments, at fair value (cost $291,237,986)	$280,886,381
Cash and cash equivalents	114,936
Interest receivable	7,568,272
Receivable for shares of common stock issued pursuant to the Company's dividend reinvestment plan	276,196
Excise tax refund receivable	55,413
Prepaid expenses	638,195
Total Assets	289,539,393

LIABILITIES
5.00% Series A Term Preferred Stock due 2026, at fair value under the fair value option (1,521,649 shares outstanding) (Note 6)	35,682,669

7.75% Series B Term Preferred Stock due 2028, at fair value under the fair value option (1,486,049 shares outstanding) (Note 6)	37,299,830
Unamortized share issuance premium associated with 7.75% Series B Term Preferred Stock due 2028	4,871
7.75% Series B Term Preferred Stock due 2028, at fair value, plus associated unamortized share issuance premium	37,304,701

Borrowings under credit facility (less unamortized deferred financing costs of $20,833 (Note 9))	18,829,167
Management fees payable	825,474
Payable for securities purchased	540,100
Professional fees payable	173,000
Administration fees payable	153,120
Directors' fees payable	63,750
Interest expense payable	29,120
Tax expense payable	26,150
Other expenses payable	7,535
Total Liabilities	93,634,786

COMMITMENTS AND CONTINGENCIES (Note 7)

NET ASSETS applicable to 12,958,326 shares of $0.001 par value common stock outstanding	$195,904,607

NET ASSETS consist of:
Paid-in capital (Note 5)	$223,282,065
Aggregate distributable earnings (losses)	(26,458,129)
Accumulated other comprehensive income (loss)	(919,329)
Total Net Assets	$195,904,607
Net asset value per share of common stock	$15.12

See accompanying notes to the consolidated financial statements	1

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Schedule of Investments
As of March 31, 2024
(expressed in U.S. dollars)
(Unaudited)

Issuer ⁽¹⁾	Investment Description ⁽²⁾ ⁽³⁾	Acquisition Date ⁽⁴⁾	Principal Amount	Cost	Fair Value ⁽⁵⁾	% of Net Assets
Investments, at fair value
CLO Debt ⁽⁶⁾
Structured Finance
AGL CLO 12 Ltd.	Secured Note - Class E, 11.73%, (3M SOFR + 6.41%, due 07/20/2034)	08/18/2023	$1,800,000	$1,725,638	$1,782,000	0.91%
AMMC CLO 24, Limited	Secured Note - Class E, 12.15%, (3M SOFR + 6.83%, due 01/20/2035)	07/26/2023	5,000,000	4,669,961	4,844,000	2.47%
AMMC CLO 25, Limited	Secured Note - Class E, 12.90%, (3M SOFR + 7.59%, due 04/15/2035)	08/08/2023	5,000,000	4,735,950	4,939,000	2.52%
Ares XXXIV CLO Ltd.	Secured Note - Class E-R, 12.43%, (3M SOFR + 7.11%, due 04/17/2033)	08/08/2023	1,517,600	1,373,717	1,491,042	0.76%
Ares XLV CLO Ltd.	Secured Note - Class E, 11.68%, (3M SOFR + 6.36%, due 10/15/2030)	05/30/2019	800,000	790,483	794,560	0.41%
Ares LII CLO Ltd.	Secured Note - Class E-R, 12.03%, (3M SOFR + 6.71%, due 04/22/2031)	03/20/2024	5,000,000	4,980,000	4,980,000	2.54%
Ares LIV CLO Ltd.	Secured Note - Class E, 12.92%, (3M SOFR + 7.60%, due 10/15/2032)	03/20/2024	1,425,000	1,425,754	1,425,713	0.73%
Bain Capital Credit CLO 2019-2, Limited	Secured Note - Class E-R, 11.90%, (3M SOFR + 6.58%, due 10/17/2032)	03/19/2024	3,000,000	2,911,875	2,911,800	1.49%
Barings CLO Ltd. 2018-IV	Secured Note - Class E, 11.40%, (3M SOFR + 6.08%, due 10/15/2030)	10/26/2018	840,000	836,585	811,944	0.41%
Barings CLO Ltd. 2019-II	Secured Note - Class D-R, 12.36%, (3M SOFR + 7.04%, due 04/15/2036)	03/19/2024	500,000	490,523	490,450	0.25%
Battalion CLO XII Ltd.	Secured Note - Class E, 11.67%, (3M SOFR + 6.35%, due 05/17/2031)	10/04/2018	5,060,000	4,925,663	4,679,994	2.39%
Battalion CLO XXI Ltd.	Secured Note - Class E, 12.04%, (3M SOFR + 6.72%, due 07/15/2034)	06/08/2022	5,000,000	4,685,661	4,589,500	2.34%
Black Diamond CLO 2016-1, Ltd.	Secured Note - Class D-R, 11.19%, (3M SOFR + 5.86%, due 04/26/2031)	10/04/2018	1,050,000	1,004,173	978,285	0.50%
Black Diamond CLO 2017-1, Ltd.	Secured Note - Class D, 12.18%, (3M SOFR + 6.86%, due 04/24/2029)	10/04/2018	3,600,000	3,594,036	3,523,680	1.80%
Carlyle US CLO 2017-1, Ltd.	Secured Note - Class D, 11.58%, (3M SOFR + 6.26%, due 04/20/2031)	09/15/2020	2,000,000	1,728,989	1,913,000	0.98%
Carlyle US CLO 2018-2, Ltd.	Secured Note - Class D, 10.83%, (3M SOFR + 5.51%, due 10/15/2031)	10/04/2018	5,500,000	5,341,961	5,166,150	2.64%
Carlyle US CLO 2019-1, Ltd.	Secured Note - Class D, 12.28%, (3M SOFR + 6.96%, due 04/20/2031)	08/19/2019	3,475,000	3,321,067	3,347,468	1.71%
Carlyle US CLO 2021-1, Ltd.	Secured Note - Class D, 11.58%, (3M SOFR + 6.26%, due 04/15/2034)	03/26/2024	4,000,000	3,965,060	3,965,200	2.02%
CIFC Funding 2015-I, Ltd.	Secured Note - Class E-RR, 11.58%, (3M SOFR + 6.26%, due 01/22/2031)	10/04/2018	5,000,000	4,777,183	4,956,500	2.53%
CIFC Funding 2017-II, Ltd.	Secured Note - Class E, 11.53%, (3M SOFR + 6.21%, due 04/20/2030)	01/11/2024	3,750,000	3,651,000	3,703,875	1.89%
CIFC Funding 2018-II, Ltd.	Secured Note - Class D, 11.43%, (3M SOFR + 6.11%, due 04/20/2031)	10/04/2018	1,225,000	1,197,477	1,212,015	0.62%
CIFC Funding 2018-III, Ltd.	Secured Note - Class E, 11.06%, (3M SOFR + 5.76%, due 07/18/2031)	08/16/2023	4,750,000	4,418,098	4,655,950	2.38%
CIFC Funding 2018-IV, Ltd.	Secured Note - Class E, 13.28%, (3M SOFR + 7.96%, due 10/17/2031)	05/22/2019	2,000,000	1,888,147	1,758,600	0.90%
CIFC Funding 2021-III, Ltd.	Secured Note - Class E-1, 11.98%, (3M SOFR + 6.66%, due 07/15/2036)	08/18/2023	3,750,000	3,651,563	3,715,125	1.90%
Cook Park CLO, Ltd.	Secured Note - Class E, 10.98%, (3M SOFR + 5.66%, due 04/17/2030)	10/04/2018	1,250,000	1,205,031	1,189,250	0.61%
Dryden 37 Senior Loan Fund, Ltd.	Secured Note - Class E-R, 10.73%, (3M SOFR + 5.41%, due 01/15/2031)	10/04/2018	500,000	486,884	451,950	0.23%
Eaton Vance CLO 2018-1, Ltd.	Secured Note - Class E, 11.58%, (3M SOFR + 6.26%, due 10/15/2030)	07/26/2023	750,000	664,564	707,550	0.36%
First Eagle BSL CLO 2019-1 Ltd.	Secured Note - Class D, 13.28%, (3M SOFR + 7.96%, due 01/20/2033)	12/17/2019	5,000,000	4,822,745	4,689,500	2.39%
Gilbert Park CLO, Ltd.	Secured Note - Class E, 11.98%, (3M SOFR + 6.66%, due 10/15/2030)	12/19/2023	5,327,000	5,117,437	5,319,010	2.72%
Harbor Park CLO, Ltd.	Secured Note - Class E, 11.18%, (3M SOFR + 5.86%, due 01/20/2031)	08/08/2023	4,250,000	4,100,238	4,227,050	2.16%
Invesco CLO 2022-1, Ltd.	Secured Note - Class E, 11.62%, (3M SOFR + 6.30%, due 04/20/2035)	03/19/2024	1,500,000	1,440,000	1,440,000	0.74%
KKR CLO 14 Ltd.	Secured Note - Class E-R, 11.73%, (3M SOFR + 6.41%, due 07/15/2031)	12/20/2023	2,700,000	2,579,739	2,671,380	1.36%
KKR CLO 22 Ltd.	Secured Note - Class E, 11.58%, (3M SOFR + 6.26%, due 07/20/2031)	10/27/2021	5,075,000	4,900,245	5,038,968	2.57%
KKR CLO 26 Ltd.	Secured Note - Class E-R, 12.73%, (3M SOFR + 7.41%, due 10/15/2034)	08/08/2023	2,650,000	2,575,896	2,600,180	1.33%
KKR CLO 29 Ltd.	Secured Note - Class F, NM, (3M SOFR + 9.26%, due 01/15/2032)	12/14/2021	589,812	—	—	0.00%
LCM XVIII, L.P.	Secured Note - Class E-R, 11.53%, (3M SOFR + 6.21%, due 04/20/2031)	10/04/2018	600,000	598,757	486,480	0.25%
Madison Park Funding XX, Ltd.	Secured Note - Class E-R, 10.88%, (3M SOFR + 5.56%, due 07/27/2030)	10/20/2023	1,250,000	1,126,245	1,200,750	0.61%
Madison Park Funding XXVII, Ltd.	Secured Note - Class D, 10.58%, (3M SOFR + 5.26%, due 04/20/2030)	10/04/2018	3,050,000	2,888,429	2,971,005	1.52%
Madison Park Funding XLII, Ltd.	Secured Note - Class E, 11.63%, (3M SOFR + 6.31%, due 11/21/2030)	08/15/2019	3,375,000	3,258,372	3,332,475	1.70%
Madison Park Funding LI, Ltd.	Secured Note - Class E, 11.84%, (3M SOFR + 6.53%, due 07/19/2034)	10/28/2021	4,250,000	4,235,624	4,255,950	2.17%
Marathon CLO XIII, Ltd.	Secured Note - Class D, 12.56%, (3M SOFR + 7.24%, due 04/15/2032)	06/04/2019	3,500,000	3,371,344	3,231,200	1.65%
Neuberger Berman Loan Advisers CLO 33, Ltd.	Secured Note - Class E-R, 11.83%, (3M SOFR + 6.51%, due 10/16/2033)	07/24/2023	5,000,000	4,690,398	4,928,000	2.52%
OCP CLO 2017-13, Ltd.	Secured Note - Class D-R, 12.08%, (3M SOFR + 6.76%, due 07/15/2030)	03/19/2024	2,000,000	1,987,500	1,987,600	1.01%
Octagon Investment Partners 37, Ltd.	Secured Note - Class D, 10.99%, (3M SOFR + 5.66%, due 07/25/2030)	10/04/2018	2,575,000	2,413,126	2,372,348	1.21%
Octagon Investment Partners 38, Ltd.	Secured Note - Class D, 11.28%, (3M SOFR + 5.96%, due 07/20/2030)	10/04/2018	3,725,000	3,664,873	3,513,793	1.79%
Octagon Investment Partners 39, Ltd.	Secured Note - Class E, 11.33%, (3M SOFR + 6.01%, due 10/20/2030)	10/24/2018	1,550,000	1,506,153	1,488,000	0.76%
Octagon Investment Partners 41, Ltd.	Secured Note - Class E-R, 12.71%, (3M SOFR + 7.39%, due 10/15/2033)	09/24/2021	5,000,000	4,816,990	4,877,000	2.49%
OZLM XXI, Ltd.	Secured Note - Class D, 11.12%, (3M SOFR + 5.80%, due 01/20/2031)	10/04/2018	4,150,000	4,081,174	3,902,660	1.99%
Pikes Peak CLO 1	Secured Note - Class E, 11.63%, (3M SOFR + 6.31%, due 07/24/2031)	10/28/2021	3,500,000	3,417,443	3,370,850	1.72%
Rockford Tower CLO 2018-1, Ltd.	Secured Note - Class E, 11.43%, (3M SOFR + 6.11%, due 05/20/2031)	09/30/2021	2,250,000	2,198,180	2,120,400	1.08%
Rockford Tower CLO 2018-2, Ltd.	Secured Note - Class E, 11.58%, (3M SOFR + 6.26%, due 10/20/2031)	10/04/2018	5,000,000	4,861,655	4,708,500	2.40%
Rockford Tower CLO 2019-2, Ltd.	Secured Note - Class E, 11.63%, (3M SOFR + 6.31%, due 08/20/2032)	01/13/2021	3,000,000	2,965,956	2,795,100	1.43%
Rockford Tower CLO 2021-3, Ltd.	Secured Note - Class E, 12.30%, (3M SOFR + 6.98%, due 10/20/2034)	10/17/2023	4,975,000	4,447,336	4,558,095	2.33%
RR 4 Ltd.	Secured Note - Class D, 11.43%, (3M SOFR + 6.11%, due 04/15/2030)	10/28/2021	5,000,000	4,827,647	4,952,000	2.53%
RR 7 Ltd.	Secured Note - Class D-1B, 11.82%, (3M SOFR + 6.50%, due 01/15/2037)	08/10/2023	3,000,000	2,911,250	2,973,600	1.52%
Sculptor CLO XXIX, Ltd.	Secured Note - Class E, 13.18%, (3M SOFR + 7.86%, due 10/22/2034)	03/26/2024	3,800,000	3,764,375	3,764,280	1.92%
Shackleton 2019-XIV CLO, Ltd.	Secured Note - Class E-R, 12.90%, (3M SOFR + 7.58%, due 07/20/2034)	03/26/2024	1,025,000	1,023,365	1,023,360	0.52%
Southwick Park CLO, Ltd.	Secured Note - Class E-R, 11.83%, (3M SOFR + 6.51%, due 07/20/2032)	03/20/2024	4,250,000	4,250,000	4,250,000	2.17%
TCI-Symphony CLO 2016-1 Ltd.	Secured Note - Class E-R2, 12.33%, (3M SOFR + 7.01%, due 10/13/2032)	01/13/2022	3,000,000	3,000,000	2,878,800	1.47%
TICP CLO VIII, Ltd.	Secured Note - Class D-R, 12.28%, (3M SOFR + 6.96%, due 10/20/2034)	07/27/2023	2,000,000	1,917,994	2,000,200	1.02%
TICP CLO IX, Ltd.	Secured Note - Class E, 11.18%, (3M SOFR + 5.86%, due 01/20/2031)	08/22/2019	1,375,000	1,282,419	1,373,900	0.70%
TICP CLO XI, Ltd.	Secured Note - Class E, 11.58%, (3M SOFR + 6.26%, due 10/20/2031)	10/29/2021	5,050,000	5,021,309	5,050,000	2.58%
Venture 36 CLO, Limited	Secured Note - Class E, 12.50%, (3M SOFR + 7.18%, due 04/20/2032)	01/21/2021	5,607,455	5,085,689	4,166,339	2.13%
Venture 43 CLO, Limited	Secured Note - Class E, 12.73%, (3M SOFR + 7.41%, due 04/15/2034)	11/02/2021	2,500,000	2,445,132	2,303,750	1.18%
Vibrant CLO VI, Ltd.	Secured Note - Class E, 11.34%, (3M SOFR + 6.01%, due 06/20/2029)	10/04/2018	4,350,000	3,864,739	4,222,980	2.16%
Vibrant CLO VIII, Ltd.	Secured Note - Class D, 11.33%, (3M SOFR + 6.01%, due 01/20/2031)	10/04/2018	1,750,000	1,713,897	1,581,650	0.81%
Wellfleet CLO 2018-1, Ltd.	Secured Note - Class E, 11.08%, (3M SOFR + 5.76%, due 07/17/2031)	10/27/2021	4,025,000	3,893,900	3,504,970	1.79%
Wind River 2014-1 CLO Ltd.	Secured Note - Class E-R, 11.86%, (3M SOFR + 6.56%, due 07/18/2031)	08/16/2021	2,550,000	2,401,331	1,897,200	0.97%
Wind River 2021-3 CLO Ltd.	Secured Note - Class E, 12.18%, (3M SOFR + 6.86%, due 07/20/2033)	10/28/2021	5,000,000	4,796,840	4,725,000	2.41%
York CLO-2 Ltd.	Secured Note - Class E-R, 11.23%, (3M SOFR + 5.91%, due 01/22/2031)	05/16/2019	2,855,000	2,545,240	2,851,574	1.46%
				211,258,025	210,590,498	107.53%
CLO Equity ⁽⁷⁾ ⁽⁸⁾
Structured Finance
Ares XLIV CLO Ltd.	Subordinated Note (effective yield 15.23%, maturity 04/15/2034)	06/08/2021	10,505,000	3,764,063	3,152,237	1.61%
Ares LVIII CLO Ltd.	Subordinated Note (effective yield 17.15%, maturity 01/15/2035)	06/17/2021	4,000,000	2,666,623	2,465,048	1.26%
Bain Capital Credit CLO 2021-2, Limited	Subordinated Note (effective yield 27.02%, maturity 07/16/2034)	08/09/2023	3,250,000	1,720,077	1,733,360	0.88%
Bain Capital Credit CLO 2021-7, Limited	Subordinated Note (effective yield 26.09%, maturity 01/22/2035)	09/05/2023	5,750,000	3,434,282	3,521,982	1.80%
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note (effective yield 27.31%, maturity 10/25/2034) ⁽⁹⁾	09/24/2021	5,000,000	3,312,389	3,149,487	1.61%
Barings CLO Ltd. 2021-I	Subordinated Note (effective yield 14.81%, maturity 04/25/2034)	11/03/2021	4,000,000	3,054,293	2,482,763	1.27%
Barings CLO Ltd. 2021-III	Subordinated Note (effective yield 11.57%, maturity 01/18/2035)	11/17/2021	5,000,000	3,671,657	2,868,697	1.46%
Boyce Park CLO, Ltd.	Subordinated Note (effective yield 22.15%, maturity 04/21/2035)	09/27/2023	3,000,000	2,133,581	2,316,568	1.18%
Boyce Park CLO, Ltd.	Class M-2 Notes (effective yield 22.15%, maturity 04/21/2035)	09/27/2023	3,214,286	65,303	57,949	0.03%
Carlyle US CLO 2021-2, Ltd.	Subordinated Note (effective yield 13.45%, maturity 04/20/2034)	10/28/2021	3,000,000	2,406,980	2,010,178	1.03%
Carlyle US CLO 2021-5, Ltd.	Subordinated Note (effective yield 13.82%, maturity 07/20/2034)	11/02/2021	5,000,000	3,919,662	3,150,026	1.61%
Carlyle US CLO 2022-2, Ltd.	Subordinated Note (effective yield 20.49%, maturity 04/20/2035)	08/15/2023	5,004,700	3,579,200	3,521,286	1.80%
CIFC Funding 2022-IV, Ltd.	Subordinated Note (effective yield 19.37%, maturity 07/16/2035)	10/23/2023	1,100,000	903,596	923,515	0.47%
CIFC Funding 2019-VI, Ltd.	Subordinated Note (effective yield 20.15%, maturity 01/16/2033)	12/02/2019	6,000,000	4,258,608	4,036,288	2.06%
Clover CLO 2021-2, Ltd.	Subordinated Note (effective yield 20.65%, maturity 07/20/2034)	08/09/2023	2,350,000	1,597,808	1,726,576	0.88%
Elmwood CLO 21 Ltd.	Subordinated Note (effective yield 16.66%, maturity 10/20/2036)	10/26/2023	5,000,000	3,387,536	3,396,896	1.73%

See accompanying notes to the consolidated financial statements	2

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Schedule of Investments
As of March 31, 2024
(expressed in U.S. dollars)
(Unaudited)

Issuer ⁽¹⁾	Investment Description ⁽²⁾ ⁽³⁾	Acquisition Date ⁽⁴⁾	Principal Amount	Cost	Fair Value ⁽⁵⁾	% of Net Assets
CLO Equity ⁽⁷⁾ ⁽⁸⁾ (continued)
Structured Finance
Kings Park CLO, Ltd.	Subordinated Note (effective yield 26.19%, maturity 01/21/2035)	04/27/2023	1,150,000	697,324	799,791	0.41%
KKR CLO 29 Ltd.	Subordinated Note (effective yield 19.53%, maturity 01/15/2032)	12/14/2021	5,500,000	3,973,694	3,699,606	1.89%
Madison Park Funding XXXVII, Ltd.	Subordinated Note (effective yield 33.18%, maturity 07/15/2049)	03/11/2020	4,000,000	2,307,218	2,498,154	1.28%
Marathon CLO XIII, Ltd.	Subordinated Note (effective yield 9.40%, maturity 04/15/2032)	06/04/2019	5,300,000	2,996,846	1,268,404	0.65%
Octagon Investment Partners 37, Ltd.	Subordinated Note (effective yield 7.31%, maturity 07/25/2030)	01/31/2020	6,000,000	2,834,912	1,643,712	0.84%
Octagon Investment Partners 43, Ltd.	Income Note (effective yield 8.11%, maturity 10/25/2032)	08/02/2019	5,750,000	3,928,153	2,704,235	1.38%
Octagon Investment Partners 49, Ltd.	Subordinated Note (effective yield 20.22%, maturity 04/15/2037)	03/25/2024	8,250,000	4,620,000	4,610,667	2.35%
Point Au Roche Park CLO, Ltd.	Subordinated Note (effective yield 15.98%, maturity 07/20/2034)	02/02/2022	5,945,000	4,599,097	4,026,928	2.06%
RR 23 LTD	Subordinated Note (effective yield 18.23%, maturity 10/15/2035)	10/12/2023	5,000,000	2,994,231	3,143,769	1.60%
Venture 37 CLO, Limited	Subordinated Note (effective yield 1.96%, maturity 07/15/2032)	05/21/2019	5,200,000	3,008,775	1,391,824	0.71%
Wind River 2022-1 CLO Ltd.	Subordinated Note (effective yield 28.51%, maturity 07/20/2035)	08/15/2023	5,490,000	3,484,411	3,284,514	1.68%
				79,320,319	69,584,460	35.53%

CFO Debt ⁽⁷⁾
Structured Finance
Glendower Capital Secondaries CFO, LLC	Class B Loan, Delayed Draw, 11.50% (due 07/12/2038) ⁽¹¹⁾ ⁽¹²⁾	07/13/2023	266,521	261,635	269,879	0.14%
Glendower Capital Secondaries CFO, LLC	Class C Loan, Delayed Draw, 14.50% (due 07/12/2038) ⁽¹¹⁾ ⁽¹²⁾	07/13/2023	122,039	119,802	123,723	0.06%
				381,437	393,602	0.20%
CFO Equity ⁽⁷⁾ ⁽⁸⁾
Structured Finance
Glendower Capital Secondaries CFO, LLC	Subordinated Loan, Delayed Draw (effective yield 44.85%, maturity 07/12/2038) ⁽¹¹⁾	07/13/2023	278,205	278,205	317,821	0.16%

Total investments at fair value as of March 31, 2024				$291,237,986	$280,886,381	143.42%

Liabilities, at fair value ⁽¹⁰⁾
5.00% Series A Term Preferred Stock due 2026	Preferred Stock		$(38,041,225)	$(38,041,225)	$(35,682,669)	-18.21%
7.75% Series B Term Preferred Stock due 2028	Preferred Stock		(37,151,225)	(37,146,354)	(37,299,830)	-19.04%
Total liabilities at fair value as of March 31, 2024				$(75,187,579)	$(72,982,499)	-37.25%

Net assets above (below) fair value of investments and liabilities at fair value					(11,999,275)

Net assets as of March 31, 2024					$195,904,607

⁽¹⁾	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to "control" an issuer if we owned 25% or more of its voting securities.
⁽²⁾	All securities are exempt from registration under the Securities Act of 1933, as amended, are deemed to be "restricted" securities, are categorized as structured finance securities and the country of risk is the United States.
⁽³⁾	Pursuant to the terms of the credit facility agreement, a security interest in favor of the lender has been granted with respect to all investments. See Note 9 "Revolving Credit Facility" for further discussion.
⁽⁴⁾	Acquisition date represents the initial purchase date or the date when the investment was contributed to the Company. See Note 1 "Organization" for further discussion.
⁽⁵⁾	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.
⁽⁶⁾	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
⁽⁷⁾	Classified as Level III investment. See Note 3 "Investments" for further discussion.
⁽⁸⁾	CLO equity and CFO equity are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized. As of March 31, 2024, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 17.63%.
⁽⁹⁾	Fair value includes the Company's interest in fee rebates on CLO equity.
⁽¹⁰⁾	The Company has accounted for its 5.00% Series A Term Preferred Stock due 2026 and 7.75% Series B Term Preferred Stock due 2028 utilizing the fair value option election under ASC Topic 825. Accordingly, the aforementioned preferred stock is carried at fair value. See Note 2 "Summary of Significant Accounting Policies" for further discussion.
⁽¹¹⁾	This investment has an unfunded commitment as of March 31, 2024. See Note 7 "Commitments and Contingencies" for further discussion.
⁽¹²⁾	Fixed rate investment.

See accompanying notes to the consolidated financial statements	3

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Statement of Operations
For the three months ended March 31, 2024
(expressed in U.S. dollars)
(Unaudited)

INVESTMENT INCOME
Interest income	$9,099,511
Other income	32,068
Total Investment Income	9,131,579

EXPENSES
Interest expense	1,238,890
Management fees	825,590
Administration fees	153,120
Professional fees	112,891
Tax expense	75,000
Directors' fees	63,750
Commission expense	56,850
Amortization of deferred financing costs	12,500
Other expenses	98,572
Total Expenses	2,637,163

NET INVESTMENT INCOME	6,494,416

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	238,124
Net change in unrealized appreciation (depreciation) on investments	9,541,754
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	694,600
NET REALIZED AND UNREALIZED GAIN (LOSS)	10,474,478

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,968,894

See accompanying notes to the consolidated financial statements	4

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Statement of Comprehensive Income
For the three months ended March 31, 2024
(expressed in U.S. dollars)
(Unaudited)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,968,894

OTHER COMPREHENSIVE INCOME (LOSS) (1)
Change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(1,353,549)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM COMPREHENSIVE INCOME	$15,615,345

(1)	See Note 2 "Summary of Significant Accounting Policies - Other Financial Assets and Financial Liabilities at Fair Value" for further discussion relating to other comprehensive income.

See accompanying notes to the consolidated financial statements	5

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the	For the
	three months ended	three months ended
	March 31, 2024	March 31, 2023
INVESTMENT INCOME
Interest income	$9,099,511	$5,488,926
Other income	32,068	12,323
Total Investment Income	9,131,579	5,501,249

EXPENSES
Interest expense	1,238,890	516,056
Management fees	825,590	470,589
Administration fees	153,120	150,921
Professional fees	112,891	114,203
Tax expense	75,000	16,250
Commission expense	56,850	—
Directors' fees	63,750	63,750
Amortization of deferred financing costs	12,500	1,899
Other expenses	98,572	106,861
Total Expenses	2,637,163	1,440,529

NET INVESTMENT INCOME	6,494,416	4,060,720

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	238,124	—
Net change in unrealized appreciation (depreciation) on investments	9,541,754	1,209,088
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	694,600	(668,070)
NET REALIZED AND UNREALIZED GAIN (LOSS)	10,474,478	541,018

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,968,894	$4,601,738

See accompanying notes to the consolidated financial statements	6

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets

(expressed in U.S. dollars, except share amounts)

(Unaudited)

	For the	For the
	three months ended	year ended
	March 31, 2024	December 31, 2023
Net increase (decrease) in net assets resulting from operations:
Net investment income	$6,494,416	$17,392,665
Net realized gain (loss) on investments	238,124	(12,614)
Net change in unrealized appreciation (depreciation) on investments	9,541,754	13,153,774
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	694,600	(1,246,996)
Total net increase (decrease) in net assets resulting from operations	16,968,894	29,286,829

Other comprehensive income (loss):
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(1,353,549)	2,259,484
Total other comprehensive income (loss)	(1,353,549)	2,259,484

Common stock distributions:
Common stock distributions from net investment income	(7,279,772)	(18,077,406)
Common stock distributions from tax return of capital	—	—
Total common stock distributions	(7,279,772)	(18,077,406)

Capital share transactions:
Issuance of shares of common stock pursuant to the Company's "at the market" program and the Committed Equity Financing (Note 5), net of commissions and offering expenses	28,551,896	42,319,019
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan	809,718	475,654
Total capital share transactions	29,361,614	42,794,673

Total increase (decrease) in net assets	37,697,187	56,263,580
Net assets at beginning of period	158,207,420	101,943,840
Net assets at end of period	$195,904,607	$158,207,420

Capital share activity:
Shares of common stock issued pursuant to the Company's "at the market" program and the Committed Equity Financing	1,907,452	3,065,862
Shares of common stock issued pursuant to the Company's dividend reinvestment plan	53,476	34,779
Total increase (decrease) in capital share activity	1,960,928	3,100,641

See accompanying notes to the consolidated financial statements	7

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Statement of Cash Flows

 For the three months ended March 31, 2024

(expressed in U.S. dollars)

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$16,968,894

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(49,310,004)
Proceeds from sales of investments and repayments of principal ⁽¹⁾	13,800,613
Net realized (gain) loss on investments	(238,124)
Net change in unrealized (appreciation) depreciation on investments	(9,541,754)
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	(694,600)
Amortization (accretion) included in interest expense	(1,404)
Amortization (accretion) of premiums or discounts on debt securities	(169,249)
Amortization of deferred financing costs	12,500
Changes in assets and liabilities:
Interest receivable	(672,394)
Prepaid expenses	132,677
Management fees payable	119,125
Professional fees payable	23,961
Administration fees payable	26,048
Directors' fees payable	(63,750)
Interest expense payable	(114,683)
Tax expense payable	(202,330)
Due to affiliates	(28,072)
Other expenses payable	(798)
Net cash provided by (used in) operating activities	(29,953,344)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under credit facility	22,750,000
Repayments under credit facility	(18,420,000)
Common stock distributions paid to stockholders	(7,279,772)
Proceeds from issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses (Note 5)	28,551,896
Proceeds from issuance of shares of common stock pursuant to the Company's dividend reinvestment plan	678,050
Proceeds from issuance of shares of 7.75% Series B Term Preferred Stock due 2028 pursuant to the Company's "at the market" program	2,844,046
Net cash provided by (used in) financing activities	29,124,220

NET INCREASE (DECREASE) IN CASH	(829,124)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	944,060

CASH AND CASH EQUIVALENTS, END OF PERIOD	$114,936

Supplemental disclosures:
Cash paid for interest expense	$1,354,978
Cash paid for excise taxes	$250,000
Cash paid for franchise taxes	$27,330

(1) Proceeds from sales or maturity of investments includes $1,640,613 of return of capital on CLO equity investments from recurring cash flows.

See accompanying notes to the consolidated financial statements	8

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2024

(Unaudited)

1.	ORGANIZATION

Eagle Point Income Company Inc. (the “Company”) is an externally managed, diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company focuses on CLO debt tranches rated “BB” (e.g., BB+, BB or BB-, or their equivalent) by Moody’s Investors Service, Inc., or “Moody’s,” Standard & Poor’s, or “S&P,” or Fitch Ratings, Inc., or “Fitch,” and/or other applicable nationally recognized statistical rating organizations. The Company may invest up to 35% of its total assets (at the time of investment) in unrated CLO equity securities and related securities and instruments. The Company may also invest in other junior debt tranches of CLOs, senior debt tranches of CLOs, loan accumulation facilities (“LAF”) and other related securities and instruments.

The Company was initially formed on September 28, 2018 and commenced operations on October 4, 2018. On July 23, 2019, the Company priced its initial public offering (the “IPO”) and on July 24, 2019, the Company’s shares began trading on the New York Stock Exchange (“NYSE”) under the symbol “EIC”.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

Eagle Point Income Management LLC (the “Adviser”) is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries- Eagle Point Income Company Sub II (Cayman) Ltd. (the “Cayman Subsidiary”), a Cayman Islands exempted company, and Eagle Point Income Company Sub (US) LLC (the “US Subsidiary), a Delaware limited liability company (together the “Subsidiaries”). All intercompany accounts have been eliminated upon consolidation. As of March 31, 2024, the US Subsidiary and the Cayman Subsidiary represented 0.1% and 0.0% of the Company’s net assets, respectively.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Company is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2024

(Unaudited)

accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

Pursuant to Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020 (“Rule 2a-5”), the Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments:

●	Level I – Unadjusted quoted prices in active markets for identical assets or liabilities that the Company is able to access as of the reporting date.

●	Level II – Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

●	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Adviser’s valuation policy.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date and is subject to review by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2024

(Unaudited)

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies to make an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income. Additionally, upfront offering costs related to such instruments, inclusive of costs associated with issuances under the Company’s at-the-market (“ATM”) program, are recognized in earnings as incurred and are not deferred.

The Company elected to account for its 5.00% Series A Term Preferred Stock due 2026 (the “Series A Term Preferred Stock”) and its 7.75% Series B Term Preferred Stock due 2028 (“Series B Term Preferred Stock”, and collectively with the Series A Term Preferred Stock, the “Preferred Stock”) utilizing the FVO under ASC 825. The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt and collateralized fund obligation (“CFO”) debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on such investments is generally expected to be received in cash. The Company applies the provisions of Accounting Standards Update No. 2017-08, Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), in calculating amortization of premium for applicable investments. Amortization of premium or accretion of discount is recognized using the effective interest method.

In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate represents the coupon rate at payment date when PIK interest is received. On the payment date, all or a portion of interest receivable is capitalized as additional principal in the investment. To the extent the Company does not believe it will ultimately be able to collect PIK interest, the investment will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments, fee rebates and CFO equity investments recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from such investments to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yield for each CLO equity and fee rebate position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. It is the Adviser’s policy to review the effective yield for each CFO equity position at each measurement date and update periodically based on the facts and circumstances known to the Adviser.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements and commitment fee income.

Interest Expense

Interest expense includes the Company’s distributions associated with its Series A Term Preferred Stock, Series B Term Preferred Stock and amounts due under the credit facility agreement in relation to the outstanding borrowings and unused commitment fees. Interest expense also includes the Company’s amortization of original issue premiums and discounts associated with its Preferred Stock.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2024

(Unaudited)

The following table summarizes the components of interest expense for the three months ended March 31, 2024:

	Series A Term Preferred Stock	Series B Term Preferred Stock	Revolving Credit Facility	Total
Distributions declared and paid	$475,517	$690,319	$—	$1,165,836
Interest expense on credit facility			74,458	74,458
Amortization of issuance premium	—	(1,404)		(1,404)
	$475,517	$688,915	$74,458	$1,238,890

Interest expense is recorded as an expense on the Consolidated Statement of Operations. The Company’s Preferred Stock has no interest payable as of March 31, 2024.

Please refer to Note 6 “Mandatory Redeemable Preferred Stock” and Note 9 “Revolving Credit Facility” for further discussion relating to the Preferred Stock issuances and on the interest expense due under the credit facility agreement, respectively.

Original Issue Discounts and Premiums

Original issue discounts and premiums on liabilities consist of discounts or premiums recorded in connection with the issuance of the Preferred Stock as part of the Company’s ATM program, consistent with FASB ASC Topic 835-30-35-2. The original issue discounts and premiums are capitalized at the time of issuance and amortized using the effective interest method over the respective terms of each of the Preferred Stock. Amortization and accretion of original issue discounts and premiums are reflected as an expense and a contra expense within interest expense in the Consolidated Statement of Operations, respectively.

Securities Transactions

The Company records the purchase and sale of securities on the trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

In certain circumstances where the Adviser determines it is unlikely to fully amortize a CLO equity or CLO debt investment’s remaining amortized cost, such remaining cost is written-down to its current fair value and recognized as a realized loss in the Consolidated Statement of Operations.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, shelf registration expenses, ATM program expenses and the Committed Equity Financing (as defined in Note 5 “Common Stock”) expenses. Prepaid shelf registration expenses, ATM program expenses and Committed Equity Financing expenses represent fees and expenses incurred in connection with the initial registration of the Company’s current shelf registration, ATM program and the Committed Equity Financing. Such costs are allocated pro-rata based on the amount issued relative to the total respective offering amount to paid-in-capital or expense depending on the security being issued pursuant to the shelf registration, ATM program and the Committed Equity Financing. Any subsequent costs incurred to maintain the Company’s ATM program and the Committed Equity Financing are expensed as incurred.

Any unallocated prepaid expense balance associated with the shelf registration, ATM program and the Committed Equity Financing are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2024

(Unaudited)

Deferred Financing Costs

Deferred financing costs consist of fees and expenses incurred in connection with the Revolving Credit Facility (refer to Note 9 “Revolving Credit Facility”). Deferred financing costs are capitalized and amortized over the term of the Revolving Credit Facility, and are reflected in borrowings under the credit facility on the Consolidated Statement of Asset and Liabilities (if any). Amortization of deferred financing costs are recorded as an expense on the Consolidated Statement of Operations on a straight-line basis, which approximates the effective interest method.

Offering Expenses

Offering expenses associated with the issuance and sale of shares of common stock, inclusive of expenses incurred associated with offerings under the ATM program, are charged to paid-in capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies – Investment Company Activities – Recognition, during the period incurred.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

As of March 31, 2024, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$295,516,278
Gross unrealized appreciation	$5,356,472
Gross unrealized depreciation	(20,017,577)
Net unrealized depreciation	$(14,661,104)

For the three months ended March 31, 2024, the Company incurred $75,000 in tax expenses which is comprised of $25,000 of Delaware franchise tax expense related to the 2024 tax year, and $50,000 of excise tax expense related to the 2023 tax year, and is reported on the Consolidated Statement of Operations.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders and can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2024

(Unaudited)

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special and/or supplemental distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year.

The characterization of distributions paid to common stockholders, as set forth in the Consolidated Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made and the final tax return has been filed by the Company.

For the three months ended March 31, 2024, the Company declared and paid monthly distributions on common stock of approximately $7.3 million or $0.60 per share.

For the three months ended March 31, 2024, the Company declared and paid dividends on the Series A Term Preferred Stock of approximately $0.5 million or approximately $0.31 per share of Series A Term Preferred Stock.

For the three months ended March 31, 2024, the Company declared and paid dividends on the Series B Term Preferred Stock of approximately $0.7 million or approximately $0.48 per share of Series B Term Preferred Stock.

3.	INVESTMENTS

Fair Value Measurement

The following table summarizes the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of March 31, 2024:

Fair Value Measurement (in millions)
	Level I	Level II	Level III	Total
Assets at Fair Value Investments at Fair Value CLO Debt	$—	$210.59	$—	$210.59
CLO Equity	—	—	69.58	69.58
CFO Debt		—	0.39	0.39
CFO Equity		—	0.32	0.32
Total Investentments at Fair Value ⁽¹⁾	$—	$210.59	$70.30	$280.89
Total Assets at Fair Value ⁽¹⁾	$—	$210.59	$70.30	$280.89

Liabilities at Fair Value Under FVO
Series A Term Preferred Stock	$35.68	$—	$—	$35.68
Series B Term Preferred Stock	37.30	—	—	37.30
Total Liabilities at Fair Value Under FVO ⁽¹⁾	$72.98	$—	$—	$72.98
⁽¹⁾ Amounts may not foot due to rounding.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2024

(Unaudited)

Significant Unobservable Inputs

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level III of the fair value hierarchy as of March 31, 2024.

	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value (in millions)	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average(1)
CLO Equity	$69.58	Discounted Cash Flows	Annual Default Rate ⁽²⁾	0.00% - 4.01%
			Annual Prepayment Rate ⁽²⁾ ⁽³⁾	25.00%
			Reinvestment Spread	3.50% - 4.00% / 3.69%
			Reinvestment Price ⁽²⁾	99.50%
			Recovery Rate	68.64% - 69.97% / 69.58%
			Expected Yield	14.93% - 89.73% / 26.03%
CFO Debt	0.39	Discounted Cash Flows	Discount Rate	11.40% - 14.70% / 12.44%
CFO Equity	0.32	Discounted Cash Flows	Discount Rate ⁽⁴⁾	41.01%
Total Fair Value of Level III Investments⁽⁵⁾	$70.30

(1) Weighted average calculations are based on the fair value of investments.

(2) A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

(3) 0% is assumed for defaulted and non-performing assets.

(4) Range not shown as only one position is included in the category.

(5) Amounts may not foot due to rounding.

In addition to the techniques and inputs noted in the above table, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investments, as provided for in the Adviser’s valuation policy approved by the Board. Please refer to Note 2 “Summary of Significant Accounting Policies” for further discussion. The above table is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of March 31, 2024. Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions.

Increases (decreases) in the annual default rate, reinvestment price, expected yield and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

Change in Investments Classified as Level III

The changes in investments classified as Level III are as follows for the three months ended March 31, 2024:

Change in Investments Classified as Level III (in millions)

	CLO Equity	CFO Debt	CFO Equity	Total
Balance as of January 1, 2024	$63.33	$0.27	$0.22	$63.82
Purchases of investments	6.57	0.12	0.09	6.78
Proceeds from sales or maturity of investments ⁽¹⁾	(1.64)		—	(1.64)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	1.32	0.00	0.01	1.34
Balance as of March 31, 2024 ⁽²⁾ ⁽³⁾	$69.58	$0.39	$0.32	$70.30
Change in unrealized appreciation (depreciation) on investments still held as of March 31, 2024	$1.32	$0.00	$0.01	$1.34

(1) Proceeds from sales or maturity of investments represent the return of capital on portfolio investments from recurring cash flows.

(2) There were no transfers in or out of Level III during the period.

(3) Amounts may not foot due to rounding.

The net realized gains (losses) recorded for Level III investments, if any, are reported in the net realized gain (loss)

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2024
(Unaudited)

on investments balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the Consolidated Statement of Operations.

Fair Value – Valuation Techniques and Inputs

The Adviser establishes valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. The Adviser has a Valuation Committee comprised of various senior personnel of the Adviser, the majority of which are not members of the Company’s portfolio management function. The Valuation Committee is responsible for overseeing the valuation process, evaluating the overall fairness and consistent application of the Adviser’s written valuation policies approved by the Board. The Valuation Committee reviews and approves the valuation on a monthly basis.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of CLO Equity

The Adviser estimates the fair value of CLO equity investments utilizing the output from a third-party financial tool based on assumptions derived from internal and external (market) data. The tool contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and uses market data inputs to project future cash flows to CLO equity tranches. Key inputs to the tool, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser. Additionally, a third-party independent valuation firm is used as an input by the Adviser to determine the fair value of the Company’s investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments that the Company holds as of the reporting date.

Valuation of CFO Debt and CFO Equity

The Adviser engages a nationally recognized independent valuation agent to determine fair value of the CFO debt and CFO equity held by the Company. The independent valuation agent performs a discounted cash flow analysis, or other valuation techniques appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The final valuation recorded is within the high and low band provided by the valuation agent. Given the illiquidity of these investments and lack of observable inputs, the Adviser categorizes these investments as Level III investments.

The Adviser may also utilize the mid-point of an indicative broker quotation, if available, to value such investments as of the reporting date. The Adviser generally categorizes investments valued utilizing indicative broker quotations as Level II or Level III depending on whether an active market exists as of the reporting date.

Valuation of Preferred Stock

The Preferred Stock is considered a Level I security and is valued at the official closing price, taken from the NYSE.

Investment Risk Factors

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2024

(Unaudited)

The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk.

Subordinated Securities Risk

CLO junior debt and equity securities that the Company may acquire are subordinated to more senior tranches of CLO debt. CLO junior debt and equity securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

High-Yield Investment Risk

The CLO junior debt and equity securities that the Company acquires are typically rated below investment grade or, in the case of CLO equity securities, unrated and are therefore considered “higher-yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also higher-yield investments. Investing in CLO junior debt and equity securities and other high-yield investments typically involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Company’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO junior debt and equity securities that inherently involve leverage, may magnify the Company’s risk of loss. CLO junior debt and equity securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Company invests are subject to a higher degree of risk of loss since the use of leverage magnifies losses.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, net asset value (“NAV”) and/or market price would be adversely impacted.

Key Personnel Risk

The Adviser manages our investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser (including Eagle Point Credit Management LLC, which provides the Adviser with investment professionals and other resources under a personnel and resources agreement) and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser (or Eagle Point Credit Management LLC) will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.

Conflicts of Interest Risk

The Company’s executive officers and directors, and the Adviser and certain of its affiliates and their officers and

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2024

(Unaudited)

employees, including the members of the Investment Committee, have several conflicts of interest as a result of the other activities in which they engage.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company is able to sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Management Fee Risk

The Company’s management fee structure may incentivize the Adviser to use leverage in a manner that adversely impacts the Company’s performance.

Fair Valuation of the Company’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Company may invest. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of this market is relatively limited. While the Company cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Loan Accumulation Facilities Risk

The Company may invest in LAFs, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2024

(Unaudited)

This could expose the Company to credit and/or mark-to-market losses, and other risks.

Synthetic Investments Risk

The Company may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Company will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Company generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Company will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Company may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset.

Currency Risk

Although the Company primarily makes investments denominated in U.S. dollars, the Company may make investments denominated in other currencies. The Company’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Company may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Company had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Company’s risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets and the market value of the Company’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

The price of certain of the Company’s investments may be significantly affected by changes in interest rates, including recent increases in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through investments in junior equity and debt tranches of CLOs are sensitive to interest rate levels and volatility. For example, because CLO debt securities are floating rate securities, a reduction in interest rates would generally result in a reduction in the coupon payment and cash flow the Company receives on the Company’s CLO debt investments. Further, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Company’s cash flow, fair value of the Company’s assets and operating results. Because CLOs generally issue debt on a floating rate basis, an increase in the relevant benchmark index will increase the financing costs of CLOs.

Refinancing Risk

If the Company incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Company fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Company’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Company’s ability to grow, and holders of the Company’s common stock would not benefit from the potential for increased returns on equity that incurring leverage creates.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2024

(Unaudited)

Tax Risk

If the Company fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Company’s net assets, the amount of income available for distributions to the Company’s stockholders, and the amount of income available for payment of the Company’s other liabilities.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

Price Risk

Investors who buy shares at different times will likely pay different prices.

Global Risks

Due to highly interconnected global economies and financial markets, the value of the Company’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Company and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Company, the Company's underlying obligors, the collateral managers of the CLOs in which the Company invests (or managers of other securitized or pooled vehicles in which the Company invests), or the Company’s service providers could adversely affect the Company’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such company may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Company).

4.	RELATED PARTY TRANSACTIONS Investment Adviser

Investment Adviser

On October 5, 2018, the Company entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser, for its services, a management fee equal to an annual rate of 1.25% of the Company’s “Managed Assets”. Managed Assets are defined as the Company’s total assets (including assets attributable to the Company’s use of leverage) minus the sum of the Company’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The management fee is calculated monthly and payable quarterly in arrears based on the Company’s Managed Assets at the end of each calendar month. For the three months ended March 31, 2024, the Company was charged a management fee of approximately $0.83 million, of which $0.83 million was payable as of March 31, 2024.

Administrator

Effective October 5, 2018, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its NAV, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the consolidated financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2024

(Unaudited)

stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff. The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the three months ended March 31, 2024, the Company was charged a total of approximately $0.15 million in administration fees, consisting of approximately $0.12 million and $0.03 million relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations, and of which approximately $0.15 million was payable as of March 31, 2024 and reflected on the Consolidated Statement of Assets and Liabilities.

Affiliated Ownership

As of March 31, 2024, the Adviser and its affiliates and senior investment team held an aggregate of 0.4% of the Company’s common stock. Additionally, the senior investment team held an aggregate of 0.1% of the Series A Term Preferred Stock as of March 31, 2024. An affiliate of Enstar Group Limited (“Enstar”) holds an indirect non-controlling ownership interest in the Adviser. As of March 31, 2024, subsidiaries of Enstar held an aggregate of 29.1% of the Company’s common stock.

Exemptive Relief

On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.

5.	COMMON STOCK

As of December 31, 2023, there were 150,000,000 shares of common stock authorized, of which 10,997,398 shares were issued and outstanding.

On June 29, 2023, the Company filed a new shelf registration statement with 150,000,000 shares of common stock authorized.

On June 30, 2023, the Company launched a new ATM offering to sell up to $75.0 million aggregate amount of its common stock, pursuant to a prospectus filed with the SEC on June 29, 2023.

On August 16, 2022, the Company entered into an agreement (the “Purchase Agreement”) with B. Riley Principal Capital II, LLC (“BRPC II”) in which BRPC II has committed to purchase from the Company, at the Company’s discretion, up to $20.0 million of the Company’s common stock, subject to terms and conditions specified in the Purchase Agreement (referred to as the “Committed Equity Financing”). The Company filed a registration statement on December 15, 2022 in relation to the Committed Equity Financing.

For the three months ended March 31, 2024, the Company sold 1,907,452 shares of its common stock, pursuant to the ATM offerings, for total net proceeds to the Company of approximately $28.6 million. In connection with such

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2024

(Unaudited)

sales, the Company paid a total of approximately $0.6 million in sales agent commissions.

For the three months ended March 31, 2024, 53,476 shares of common stock were issued in connection with the DRIP for total net proceeds to the Company of approximately $0.8 million.

As of March 31, 2024, there were 150,000,000 shares of common stock authorized, of which 12,958,326 shares were issued and outstanding.

6.	MANDATORY REDEEMABLE PREFERRED STOCK

As of March 31, 2024, there were 20,000,000 shares of preferred stock authorized, par value $0.001 per share, of which 1,521,649 shares of Series A Term Preferred Stock and 1,486,049 of Series B Term Preferred were issued and outstanding.

The Company has accounted for its Preferred Stock as a liability under ASC 480 due to their mandatory redemption requirements.

Except where otherwise stated in the 1940 Act or the Company’s certificate of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of preferred stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board. Under the terms of the Company’s Revolving Credit Facility (described under Note 9, below), the Company cannot optionally redeem any shares of its Preferred Stock prior to the Revolving Credit Facility’s scheduled maturity date and cannot make any distributions or other payments on the Preferred Stock during the existence of a default or margin deficiency (each as defined under the applicable credit agreement).

The Company has elected the FVO under ASC 825 for its Preferred Stock. Accordingly, the Preferred Stock is measured at fair value.

Series A Term Preferred Stock

The Company is required to redeem all outstanding shares of the Series A Term Preferred Stock on October 30, 2026, at a redemption price of $25 per share (the “Series A Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time on or after October 31, 2023, the Company may, at its sole option, redeem the outstanding shares of the Series A Term Preferred Stock.

The estimated change in fair value of the Series A Term Preferred Stock attributable to market risk for the three months ended March 31, 2024 is approximately ($0.2) million, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

The estimated change in fair value of the Series A Term Preferred Stock attributable to instrument-specific credit risk for the three months ended March 31, 2024 is approximately $0.6 million, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a United States treasury bond index with a similar maturity to the instrument being valued.

On June 30, 2023, the Company launched a new ATM offering to sell up to 1,000,000 shares of Series A Term Preferred Stock with an aggregate liquidation preference of $25 million, pursuant to a prospectus filed with the SEC on June 29, 2023.

Series B Term Preferred Stock

The Company is required to redeem all outstanding shares of the Series B Term Preferred Stock on July 31, 2028,

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2024

(Unaudited)

at a redemption price of $25 per share (the “Series B Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time on or after July 31, 2025, the Company may, at its sole option, redeem the outstanding shares of the Series B Term Preferred Stock.

The estimated change in fair value of the Series B Term Preferred Stock attributable to market risk for the three months ended March 31, 2024 is approximately ($0.5) million, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

The estimated change in fair value of the Series B Term Preferred Stock attributable to instrument-specific credit risk for the three months ended March 31, 2024 is approximately $0.7 million, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a United States treasury bond index with a similar maturity to the instrument being valued.

Pursuant to a prospectus supplement filed with the SEC on August 22, 2023, the Company updated the ATM offering to allow the Company to sell up to 1,000,000 shares of Series B Term Preferred Stock with an aggregate liquidation preference of $25 million, pursuant to a prospectus filed with the SEC on June 29, 2023.

For the three months ended March 31, 2024, the Company sold 113,567 shares of its Series B Term Preferred Stock pursuant to the ATM offering for total proceeds to the company of approximately $2.8 million. In connection with such sales, the Company paid a total of approximately $0.06 million in sales commissions.

See Note 10 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.

7.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of March 31, 2024, the Company had total unfunded commitments of $0.6 million arising from CFO debt and CFO equity investments.

8.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

9.	REVOLVING CREDIT FACILITY

The Company may utilize leverage to the extent permitted by the 1940 Act. The Company may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by common stock holders. The Company’s leverage strategy may not ultimately be successful.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2024

(Unaudited)

On September 24, 2021 the Company entered into a credit agreement, which was amended on September 6, 2022 and September 18, 2023, with BNP Paribas, as lender, that established a revolving credit facility (the “Revolving Credit Facility”). Pursuant to the terms of the Revolving Credit Facility, the Company can borrow up to an aggregate principal balance of $25.0 million (the “Commitment Amount”). The Revolving Credit facility is collateralized by certain investments held by the Company. The Company has granted a security interest in certain assets to BNP Paribus, as lender. Such borrowings under the Revolving Credit Facility bore interest at 1-month LIBOR plus a spread under the original credit agreement, and bear interest at Term SOFR plus a spread under the amended credit agreement. The Company is required to pay a commitment fee on the unused amount.

The Revolving Credit Facility will mature on the earlier of (i) the termination of the Commitment, as defined by the terms of the Revolving Credit Facility or (ii) the scheduled maturity date of September 21, 2024. The Company has the option to extend the maturity from time to time in accordance with the Revolving Credit Facility agreement.

For the three months ended March 31, 2024, the Company had an average outstanding borrowing and average interest rate of approximately $3.2 million and 7.45%, respectively. The interest expense for the three months ended March 31, 2024 on the Revolving Credit Facility was approximately $0.1 million, inclusive of the unused fee, and is recorded on the Consolidated Statement of Operations. As of March 31, 2024, the Company had an outstanding borrowing amount of $18.9 million.

See Note 10 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to the Revolving Credit Facility.

10.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Revolving Credit Facility or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Revolving Credit Facility require the Company to cure any breach of the applicable asset coverage if the Company fails to maintain the applicable asset coverage, and the terms of the Preferred Stock require the Company to redeem shares of the Preferred Stock, if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Revolving Credit Facility as of March 31, 2024, and as of December 31, 2023:

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2024

(Unaudited)

	As of March 31, 2024	As of December 31, 2023
T otal Assets	$289,539,393	$243,728,043
Less liabilities and debts not represented by senior securities	(1,797,416)	(1,513,315)
Net total assets and liabilities	$287,741,977	$242,214,728

Preferred Stock	$75,192,450	$72,353,275
Revolving Credit Facility	18,850,000	14,520,000
	$94,042,450	$86,873,275

Asset coverage for preferred stock ⁽¹⁾	306%	279%
Asset coverage for debt securities ⁽²⁾	1526%	1668%

⁽¹⁾ Asset coverage of the preferred stock is calculated in accordance with Section 18(h) of the 1940 act , as generally described above.

⁽²⁾ Asset coverage of the debt securities is calculated in accordance with Sect ion 18(h) of the 1940 act , as generally described above.

11.	RECENT ACCOUNTING PRONOUCEMENT

In June 2022, the FASB issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”) related to FASB ASC Topic 820 Fair Value Measurements - Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. This change prohibits entities from taking into account contractual restrictions on the sale of equity securities when estimating fair value and introduces required disclosures for such transactions. The Company has fully adopted the provisions of ASU 2022-03, which did not have a material impact on the Company’s consolidated financial statements and related disclosures.

12.	SUBSEQUENT EVENTS

On April 2, 2024, the Company closed an underwritten public offering of 1,220,00 shares of its 8.00% term preferred stock due April 30, 2029 (the “Series C Term Preferred Stock”) at a public offering price of $25 per share, which resulted in net proceeds to the Company of approximately $29.3 million after payment of underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company listed the Series C Term Preferred Stock on the New York Stock Exchange under the symbol “EICC.” In addition, the underwriters exercised their option to purchase an additional 180,000 shares of the Series C Term Preferred Stock, which resulted in net proceeds to the Company of approximately $4.4 million after payment of the underwriters discount and commissions.

In connection with the Series C Term Preferred Stock offering described above, the Company declared the initial distribution of $0.150000 per share payable on April 30, 2024 to holders of record as of April 10, 2024, and subsequent distributions of $0.166667 per share payable on each of May 31, 2024, June 28, 2024, July 31, 2024, August 30, 2024 and September 30, 2024 to holders of record as of May 13, 2024, June 10, 2024, July 11, 2024, August 12, 2024 and September 10, 2024, respectively.

On April 30, 2024, the Company paid a monthly distribution of $0.20 per share on its common stock to holders of record as of April 10, 2024. Additionally, on May 15, 2024, the Company declared three separate distributions of $0.20 per share on its common stock. The distributions are payable on each of July 31, 2024, August 30, 2024 and September 30, 2024 to holders of record as of July 11, 2024, August 12, 2024 and September 10, 2024, respectively.

On April 30, 2024, the Company paid a monthly distribution of $0.104167 per share on its Series A Preferred Stock to holders of record as of April 10, 2024. Additionally, on May 15, 2024, the Company declared three separate distributions of $0.104167 per share on its Series A Preferred Stock. The distributions are payable on each of July 31, 2024, August 30, 2024 and September 30, 2024 to holders of record as of July 11, 2024, August 12, 2024 and September 10, 2024, respectively.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2024

(Unaudited)

On April 30, 2024, the Company paid a monthly distribution of $0.161459 per share on its Series B Preferred Stock to holders of record as of April 10, 2024. Additionally, on May 15, 2024, the Company declared three separate distributions of $0.161459 per share on its Series B Preferred Stock. The distributions are payable on each of July 31, 2024, August 30, 2024 and September 30, 2024 to holders of record as of July 11, 2024, August 12, 2024 and September 10, 2024, respectively.

The Company filed a prospectus supplement with the SEC dated April 24, 2024, updating the aggregate offering price of its common stock to be sold under the ATM offering from $75 million to $175 million, pursuant to a prospectus filed with the SEC on June 29, 2023.

For the period from April 1, 2024 to May 17, 2024, the Company sold 1,169,305 shares of its common stock, pursuant to the ATM offering, for total net proceeds to the Company of approximately $18.2 million. In connection with such sales, the Company paid a total of approximately $0.3 million in sales agent commissions.

For the period from April 1, 2024 to May 17, 2024, the Company sold 30,920 shares of its Series B Preferred Stock, pursuant to the ATM offering, for total net proceeds to the Company of approximately $0.8 million. In connection with such sales, the Company paid a total of approximately $0.02 million in sales agent commissions.

As of May 17, 2024, the BNP Credit Facility was fully undrawn.

Management’s unaudited estimate of the range of the Company’s NAV per common share as of April 30, 2024 was $15.16 to $15.26.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report, and has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Financial Highlights
(Unaudited)

Per Share Data	For the three months ended March 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020

Net asset value, beginning of period	$14.39	$12.91	$16.76	$16.89	$19.34

Net investment income, before fee waivers and expenses reimbursed (1) (2)	0.54	1.90	1.64	0.98	1.27
Management fee voluntarily waived by the Adviser (1)	—	—	—	—	—
Expenses reimbursed by the Adviser (1)	—	—	—	—	—
Administration fee voluntarily waived by the Administrator (1)	—	—	—	—	—
Net investment income	0.54	1.90	1.64	0.98	1.27

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments (1) (3)	0.79	1.32	(4.45)	0.38	(2.21)
Net change in unrealized (appreciation) depreciation on liabilities at fair value
under the fair value option	0.06	(0.14)	0.53	(0.01)

Net income (loss) and net increase (decrease) in net assets resulting from operations	1.39	3.08	(2.28)	1.35	(0.94)

Common stock distributions from net investment income (4)	(0.60)	(1.98)	(1.53)	(1.33)	(1.32)
Common stock distributions from net realized gains on investments (4)	—	—	—	—	—
Common stock distributions from tax return of capital (4)	—	—	—	—	(0.18)
Total common stock distributions declared to stockholders (4)	(0.60)	(1.98)	(1.53)	(1.33)	(1.50)

Common stock distributions based on weighted average shares impact (5)	—	—	—	(0.02)	—
Total common stock distributions	(0.60)	(1.98)	(1.53)	(1.35)	(1.50)

Effect of other comprehensive income	(0.11)	0.25	(0.15)	(0.13)

Effect of shares issued (6)	0.09	0.20	0.14	0.10	—
Effect of underwriting discounts, commissions and offering expenses associated with shares issued (6)	(0.04)	(0.07)	(0.03)	(0.10)	(0.01)
Effect of offering expenses associated with shares issued (7)	—	—	—	—	—
Effect of shares issued in accordance with the Company's dividend reinvestment plan	—	—	—	—	—
Effect of paid-in capital contribution (8)	—	—	—	—	—
Net effect of shares issued	0.05	0.13	0.11	—	(0.01)

Net asset value at end of period	$15.12	$14.39	$12.91	$16.76	$16.89
Per share market value at beginning of period (9)	$14.57	$13.87	$17.03	$14.41	$18.76
Per share market value at end of period	$16.65	$14.57	$13.87	$17.03	$14.41

Total return, based on market value (10)	18.87%	21.37%	(8.67%)	26.55%	(14.07%)
Total return, based on net asset value	9.24%	26.80%	(13.84%)	7.22%	(4.91%)

Shares of common stock outstanding at end of period	12,958,326	10,997,398	7,896,757	6,881,964	6,106,458

Ratios and Supplemental Data:
Net asset value at end of period	$195,904,607	$158,207,420	$101,943,840	$115,349,167	$103,120,136
Ratio of net investment income to average net assets (11) (13)	14.11%	13.83%	11.20%	5.66%	8.65%
Ratio of expenses, before fee waivers and expenses reimbursed, to average net assets (11) (12) (13)	5.57%	7.44%	7.16%	5.36%	3.99%
Ratio of expenses, after fee waivers and expenses reimbursed, to average net assets (11) (12) (13)	N/A	N/A	N/A	N/A	N/A
Portfolio turnover rate (14)	5.47%	3.18%	6.32%	27.98%	29.14%
Asset coverage of preferred stock	306%	279%	313%	313%	N/A
Asset coverage of debt securities	1526%	1668%	1630%	873%	796%

Credit Facility:
Principal amount outstanding at end of period	$18,850,000	$14,520,000	$9,030,000	$19,550,000	$14,815,000
Asset coverage per $1,000 at end of period (15)	$15,264.83	$16,681.46	$16,296.64	$8,732.75	$7,960.52

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Financial Highlights
(Unaudited)

Per Share Data	For the year ended December 31, 2019	For the period from October 16, 2018 to December 31, 2018

Net asset value, beginning of period	$18.28	$20.00

Net investment income, before fee waivers and expenses reimbursed (1) (2)	1.15	0.10
Management fee voluntarily waived by the Adviser (1)	0.08	0.05
Expenses reimbursed by the Adviser (1)	0.06	0.20
Administration fee voluntarily waived by the Administrator (1)	0.03	—
Net investment income	1.32	0.35

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments (1) (3)	0.70	(1.72)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option

Net income (loss) and net increase (decrease) in net assets resulting from operations	2.02	(1.37)

Common stock distributions from net investment income (4)	(0.69)	(0.35)
Common stock distributions from net realized gains on investments (4)	—	—
Common stock distributions from tax return of capital (4)	—	—
Total common stock distributions declared to stockholders (4)	(0.69)	(0.35)

Common stock distributions based on weighted average shares impact (5)	(0.15)	—
Total common stock distributions	(0.84)	(0.35)

Effect of other comprehensive income

Effect of shares issued (6)	(0.19)
Effect of underwriting discounts, commissions and offering expenses associated with shares issued (6)
Effect of offering expenses associated with shares issued (7)	(0.12)
Effect of shares issued in accordance with the Company's dividend reinvestment plan	—
Effect of paid-in capital contribution (8)	0.19
Net effect of shares issued	(0.12)	—

Net asset value at end of period	$19.34	$18.28
Per share market value at beginning of period (9)	$19.89	N/A
Per share market value at end of period	$18.76	N/A

Total return, based on market value (10)	(2.27%)	N/A
Total return, based on net asset value	9.56%	(6.85%)

Shares of common stock outstanding at end of period	6,018,273	3,769,596

Ratios and Supplemental Data:
Net asset value at end of period	$116,408,383	$68,923,362
Ratio of net investment income to average net assets (11) (13)	6.67%	8.54%
Ratio of expenses, before fee waivers and expenses reimbursed, to average net assets (11) (12) (13)	2.75%	3.12%
Ratio of expenses, after fee waivers and expenses reimbursed, to average net assets (11) (12) (13)	1.89%	0.00%
Portfolio turnover rate (14)	11.42%	2.35%
Asset coverage of preferred stock	N/A
Asset coverage of debt securities	947%

Credit Facility:
Principal amount outstanding at end of period	$13,743,000	$—
Asset coverage per $1,000 at end of period (15)	$9,470.38	$—

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Financial Highlights

(Unaudited)

Footnotes to the Financial Highlights:

(1)	Per share amounts are based on the weighted average of shares of common stock outstanding for the period.
(2)	Per share distributions paid to preferred stockholders are reflected in net investment income, and totaled ($0.10), ($0.33), ($0.27) and ($0.05) per share of common stock for the three months ended March 31, 2024, and the years ended December 31, 2023, December 31, 2022 and December 31, 2021, respectively.
(3)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments may include a balancing figure to reconcile to the change in NAV per share at the end of each period. The amount shown for a share outstanding throughout the period may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of sales of the Company’s common stock in relation to fluctuating market values for the portfolio.
(4)	The information provided is based on estimates available at each respective period. The Company’s final taxable income and the actual amount required to be distributed will be finally determined when the Company files its final tax returns and may vary from these estimates.
(5)	Represents the difference between the per share amount distributed to common stockholders of record and the per share amount distributed based on the weighted average of shares of common stock outstanding for the period.
(6)	Represents the effect per share of the Company’s issuance of shares of common stock pursuant to a private placement in May 2019 and the Company’s ATM and follow on offerings. Effect of shares issued reflect the impact of the offering price when compared to management’s estimated NAV per share at the time of each respective offering.
(7)	Represents the effect per share of offering expenses incurred prior to or in connection with the Company’s IPO.
(8)	Represents the effect of the paid-in capital contribution made by an affiliate of the Adviser pursuant to a private placement in May 2019.
(9)	Represents the IPO price as of July 23, 2019 for the year ended December 31, 2019.
(10)	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. For the year ended December 31, 2019 the total return on market value is calculated as the change in market value per share for the period commencing July 23, 2019, the date of the Company’s IPO, through December 31, 2019. The beginning market value per share is based on the initial public offering price of $19.89 per share. Total return does not reflect any sales load.
(11)	Ratios for the three months ended March 31, 2024, and the period from October 16, 2018 to December 31, 2018 are annualized. Ratios include the impact of the fee waivers and expenses reimbursed by the Adviser, where applicable.
(12)	Expenses of the Company for the period from October 16, 2018 to December 31, 2018 and for the period from January 1, 2019 to May 31, 2019 were reimbursed by the Adviser. In addition, the Adviser has voluntarily waived the management fee and the Administrator has voluntarily waived the administration fee for the same periods from October 16, 2018 to December 31, 2018 and from January 1, 2019 to May 31, 2019.
(13)	Ratios for the three months ended March 31, 2024, and for the years ended December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020 and December 31, 2019 include interest expense on the credit facility of 0.16%, 0.21%, 0.63%, 0.40%, 0.60% and 0.04% of average net assets, respectively. Ratios for the three months ended March 31, 2024, and for the years ended December 31, 2023, December 31, 2022 and December 31, 2021 include interest expense on the Series A Term Preferred Stock and Series B Term Preferred Stock of 2.51%, 2.38%, 1.83% and 0.31% of average net assets, respectively. Ratios for the three months ended March 31, 2024, and for the years ended December 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2019 include excise tax expense of 0.03%, 0.11%, 0.27%, 0.06% and 0.10% of average net assets, respectively.
(14)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total of investment sales and repayments of principal executed during the period, divided by the average fair value of the investments for the same period.
(15)	The asset coverage per unit figure is the ratio of the Company’s total assets, less liabilities and indebtedness not represented by the credit facility, to the aggregate dollar amount of outstanding borrowings of the credit facility, in accordance with section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Financial Highlights

(Unaudited)

Financial highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for the Members are as follows:

Per Unit Data	For the period from October 4, 2018 (Commencement of Operations) to October 15, 2018

Net asset value at beginning of period	$1,000.00
Net investment income	2.69
Net change in unrealized appreciation (depreciation) on investments	0.51
Net income (loss) and net increase (decrease) in net assets resulting from operations	3.20

Net asset value at end of period	$1,003.20

Total return (1)	0.32%

Ratios and Supplemental Data:
Net asset value at end of period	$75,391,911
Ratio of net investment income to average net assets (1)	0.27%
Ratio of expenses to average net assets (2)	0.00%
Portfolio turnover rate (3)	0.00%

(1)	Total return and ratio of net investment income to average net assets for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 are not annualized.
(2)	No expenses were borne by the Company from October 4, 2018 (Commencement of Operations) to October 15, 2018.
(3)	The Company did not enter transactions to purchase or sell securities from October 4, 2018 (Commencement of Operations) to October 15, 2018. As such, the portfolio turnover rate is 0.00%.

Note: The above Financial Highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for Members represents the period when the Company was initially organized as a Delaware limited liability company.

Eagle Point Income Company Inc.

Supplemental Information

(Unaudited)

Senior Securities Table

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted.

Class	Total Amount Outstanding Exclusive of Treasury Securities (in millions)	Asset Coverage Per Unit (1)	Involuntary Liquidating Preference Per Unit (2)	Average Market Value Per Unit (3)

For the three months ended March 31, 2024
Preferred Stock	$75,192,450	$76.49	$25	$24.26
Revolving Credit Facility (BNP Paribas)	$18,850,000	$15,264.83	N/A	N/A

For the year ended December 31, 2023
Preferred Stock	$72,353,275	$69.70	$25	$23.81
Revolving Credit Facility (BNP Paribas)	$14,520,000	$16,681.46	N/A	N/A

For the year ended December 31, 2022
Preferred Stock	$38,041,225	$78.16	$25	$23.68
Revolving Credit Facility (BNP Paribas)	$9,030,000	$16,296.64	N/A	N/A

For the year ended December 31, 2021
Preferred Stock	$35,000,000	$78.24	$25	$25.32
Revolving Credit Facility (BNP Paribas)	$19,550,000	$8,732.75	N/A	N/A

For the year ended December 31, 2020
Revolving Credit Facility (Société Générale)	$14,815,000	$7,960.52	N/A	N/A

For the year ended December 31, 2019
Revolving Credit Facility (Société Générale)	$13,743,000	$9,470.38	N/A	N/A

(1)	The asset coverage per unit figure is the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of senior securities, as calculated separately for each of the Preferred Stock and Revolving Credit Facility in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25). With respect to the Revolving Credit Facility, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 of indebtedness.
(2)	The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.
(3)	The average market value per unit is calculated by taking the average of the closing price of the Series A Term Preferred Stock (NYSE: EICA) and Series B Term Preferred Stock (NYSE: EICB).

EAGLE POINT
INCOME COMPANY

Eagle Point Income Company Inc.

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340 8500

Investment Adviser

Eagle Point Income Management LLC
600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent

Equiniti Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937 5449

www.eaglepointincome.com

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